EXHIBIT 99.1

HBT FINANCIAL, INC. ANNOUNCES

SECOND QUARTER 2023 FINANCIAL RESULTS

Second Quarter Highlights

●	Net income of $18.5 million, or $0.58 per diluted share; return on average assets (ROAA) of 1.49%; return on average stockholders' equity (ROAE) of 16.30%; and return on average tangible common equity (ROATCE)(1) of 19.91%
●	Adjusted net income(1) of $18.8 million; or $0.58 per diluted share; adjusted ROAA(1) of 1.51%; adjusted ROAE(1) of 16.57%; and adjusted ROATCE(1) of 20.23%
●	Asset quality remained strong with nonperforming assets to total assets of 0.21%
●	Net interest margin of 4.16% and net interest margin (tax equivalent basis)(1) of 4.22%

(1)	See "Reconciliation of Non-GAAP Financial Measures" below for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.

Bloomington, IL, July 24, 2023 – HBT Financial, Inc. (NASDAQ: HBT) (the “Company” or “HBT Financial” or “HBT”), the holding company for Heartland Bank and Trust Company, today reported net income of $18.5 million, or $0.58 diluted earnings per share, for the second quarter of 2023. This compares to net income of $9.2 million, or $0.30 diluted earnings per share, for the first quarter of 2023, and net income of $14.1 million, or $0.49 diluted earnings per share, for the second quarter of 2022.

J. Lance Carter, President and Chief Executive Officer of HBT Financial, said, “I had the honor of being named CEO of HBT Financial and Heartland Bank and Trust Company during the second quarter. I look forward to continuing to work closely with Fred Drake, Executive Chairman; the rest of Board of Directors; and our executive team to deliver the consistently solid financial performance to which we are accustomed. I am very pleased with our financial performance for the second quarter of 2023. With a ROAA of 1.49% and a ROATCE of 19.91%, we continue to produce strong returns. Our granular deposit base and excellent credit quality continue to support our strong results. Although we continue to see pressure on deposit pricing, we were able to maintain a solid net interest margin of 4.16%, down only 4 basis points from last quarter. We completed our system conversion for our Town and Country Financial Corporation (“Town and Country”) acquisition and have fully integrated the Town and Country team. We look forward to recognizing the enhanced long-term value provided by the increased scale and new markets that this acquisition has provided.”

HBT Financial, Inc.

Adjusted Net Income

In addition to reporting GAAP results, the Company believes adjusted net income and adjusted earnings per share, which adjust for acquisition expenses, branch closure expenses, gains (losses) on sale of closed branch premises, net earnings (losses) from closed or sold operations, charges related to termination of certain employee benefit plans, realized gains (losses) on sales of securities, and mortgage servicing rights fair value adjustments, provide investors with additional insight into its operational performance. The Company reported adjusted net income of $18.8 million, or $0.58 adjusted diluted earnings per share, for the second quarter of 2023. This compares to adjusted net income of $19.9 million, or $0.64 adjusted diluted earnings per share, for the first quarter of 2023, and adjusted net income of $13.8 million, or $0.48 adjusted diluted earnings per share, for the second quarter of 2022 (see "Reconciliation of Non-GAAP Financial Measures" tables).

Net Interest Income and Net Interest Margin

Net interest income for the second quarter of 2023 was $48.9 million, an increase of 4.3% from $46.8 million for the first quarter of 2023. The increase was primarily attributable to the increase in earning assets following the Town and Country merger completed on February 1, 2023 and higher yields on interest-earning assets. Partially offsetting this improvement was an increase in funding costs.

Relative to the second quarter of 2022, net interest income increased 42.2% from $34.4 million. The increase was primarily attributable to higher yields on interest-earning assets and the increase in average interest-earning assets following the Town and Country merger.

Net interest margin for the second quarter of 2023 was 4.16%, compared to 4.20% for the first quarter of 2023, and net interest margin (tax equivalent basis) for the second quarter of 2023 was 4.22% compared to 4.26% for the first quarter of 2023. The decrease was primarily attributable to higher funding costs with the cost of funds increasing to 0.71% for the second quarter of 2023, compared to 0.47% for the first quarter of 2023, which outpaced the increased asset yields which rose by 19 basis points to 4.83%. Acquired loan discount accretion contributed 9 basis points to net interest margin during the second quarter of 2023 and 7 basis points during the first quarter of 2023.

Relative to the second quarter of 2022, net interest margin increased from 3.34%. This increase was primarily attributable to higher yields on interest-earning assets. Acquired loan discount accretion contributed 3 basis points to net interest margin, during the second quarter of 2022.

Noninterest Income

Noninterest income for the second quarter of 2023 was $9.9 million, an increase of 33.3% from $7.4 million for the first quarter of 2023. The increase was primarily attributable to the absence of realized losses on sales of securities of $1.0 million included in the first quarter of 2023 results as well as a $0.8 million change in the mortgage servicing rights fair value adjustment. Additionally, increases in card income of $0.2 million and mortgage servicing income of $0.2 million primarily reflect the addition of Town and Country’s operations for the first full quarter.

Relative to the second quarter of 2022, noninterest income increased 15.9% from $8.6 million. The increase was primarily attributable to the Town and Country merger with a $0.6 million increase in mortgage servicing income, a $0.2 million increase in card income, and a $0.1 million increase in service charges on deposit accounts.

Noninterest Expense

Noninterest expense for the second quarter of 2023 was $34.0 million, a 5.5% decrease from $35.9 million for the first quarter of 2023. Acquisition-related noninterest expenses totaled $0.6 million during the second quarter of 2023, compared to $7.1 million during the first quarter of 2023. Excluding acquisition-related noninterest expenses, the $4.6 million increase in noninterest expense was primarily attributable to $0.8 million of legal fees and $0.8 million of accruals related to pending legal matters previously disclosed and incurred during the second quarter of 2023 that were not present in the first quarter of 2023 results. Settlements have been reached with plaintiffs in these matters which are now pending final court approval. Additionally, the second quarter of 2023 results included a full quarter’s impact of Town and Country’s operations.

HBT Financial, Inc.

Relative to the second quarter of 2022, noninterest expense increased 42.5% from $23.8 million, primarily attributable to the addition of Town and Country’s operations, additional legal costs and settlement accrual.

Acquisition-related expenses during the first and second quarter of 2023 are summarized below. There were no acquisition-related expenses during the second quarter of 2022. We do not expect material acquisition-related expenses related to Town and Country in subsequent quarters.

	Three Months Ended
	June 30, 2023	March 31, 2023

	(dollars in thousands)
PROVISION FOR CREDIT LOSSES	$—	$5,924
NONINTEREST EXPENSE
Salaries	66	3,518
Furniture and equipment	39	—
Data processing	176	1,855
Marketing and customer relations	10	14
Loan collection and servicing	125	—
Legal fees and other noninterest expense	211	1,753
Total noninterest expense	627	7,140
Total acquisition-related expenses	$627	$13,064

Loan Portfolio

Total loans outstanding, before allowance for credit losses, were $3.24 billion at June 30, 2023, compared with $3.20 billion at March 31, 2023 and $2.45 billion at June 30, 2022. The $49.1 million increase from March 31, 2023 was primarily attributable to a $52.8 million increase in commercial and industrial loans driven by new loan fundings and the purchase of $37.0 million of loans from two new strategic partners. The $53.9 million decrease in the construction and development loans was generally driven by the completion of a number of sizeable projects that are now amortizing and have been moved into other real estate loan categories, with the largest being a $29.5 million project that moved to the commercial real estate - non-owner occupied category. Additionally, we received a payoff on a $12.4 million substandard relationship in the commercial real estate - non-owner occupied category.

Deposits

Total deposits were $4.16 billion at June 30, 2023, compared with $4.31 billion at March 31, 2023 and $3.70 billion at June 30, 2022. The $146.0 million decrease from March 31, 2023 was primarily attributable to decreases in balances held in existing retail and business accounts partially offset by a seasonal increase in public fund account balances and the addition of $51.0 million of brokered deposits. Additionally, a higher than historical average net deposit inflow on March 31, 2023, as referenced in our first quarter of 2023 investor presentation, included $36 million related to one account which was withdrawn at the beginning of the second quarter of 2023.

Asset Quality

Nonperforming loans totaled $7.5 million, or 0.23% of total loans, at June 30, 2023, compared with $6.5 million, or 0.20% of total loans, at March 31, 2023, and $3.4 million, or 0.14% of total loans, at June 30, 2022. The $1.0 million increase in nonperforming loans from March 31, 2023 was primarily attributable to a $1.3 million increase in nonaccrual one-to-four family residential real estate loans.

The Company recorded a negative provision for credit losses of $0.2 million for the second quarter of 2023. The negative provision for credit losses primarily reflects a $1.1 million decrease in specific reserves, a $1.1 million increase in required reserves driven by growth of the loan portfolio and unfunded commitments, a $0.4 million decrease in required reserves resulting from changes in economic and qualitative factors, a $0.2 million increase in reserves on debt securities available-for-sale, related to one bank subordinated debt security, and net recoveries of $0.1 million.

The Company had net recoveries of $0.1 million, or (0.01)% of average loans on an annualized basis, for the second quarter of 2023, compared to net recoveries of $0.1 million, or (0.02)% of average loans on an annualized basis, for the first quarter of 2023, and net recoveries of $0.1 million, or (0.01)% of average loans on an annualized basis, for the second quarter of 2022.

HBT Financial, Inc.

The Company’s allowance for credit losses was 1.17% of total loans and 502% of nonperforming loans at June 30, 2023, compared with 1.21% of total loans and 595% of nonperforming loans at March 31, 2023.

Stock Repurchase Program

During the second quarter of 2023, the Company repurchased 229,502 shares of its common stock at a weighted average price of $18.07 under its stock repurchase program. The Company’s Board of Directors have authorized the repurchase of up to $15 million of HBT Financial common stock under its stock repurchase program in effect until January 1, 2024. As of June 30, 2023, the Company had $9.3 million remaining under the current stock repurchase authorization.

About HBT Financial, Inc.

HBT Financial, Inc., headquartered in Bloomington, Illinois, is the holding company for Heartland Bank and Trust Company, and has banking roots that can be traced back to 1920. HBT provides a comprehensive suite of business, commercial, wealth management, and retail banking products and services to individuals, businesses and municipal entities throughout Illinois and Eastern Iowa through 67 full-service branches. As of June 30, 2023, HBT had total assets of $5.0 billion, total loans of $3.2 billion, and total deposits of $4.2 billion.

Non-GAAP Financial Measures

Some of the financial measures included in this press release are not measures of financial performance recognized in accordance with GAAP. These non-GAAP financial measures include net interest income (tax-equivalent basis), net interest margin (tax-equivalent basis), efficiency ratio (tax-equivalent basis), tangible common equity to tangible assets, tangible book value per share, return on average tangible common equity, adjusted net income, adjusted earnings per share, adjusted return on average assets, adjusted return on average stockholders' equity, and adjusted return on average tangible common equity. Our management uses these non-GAAP financial measures, together with the related GAAP financial measures, in its analysis of our performance and in making business decisions. Management believes that it is a standard practice in the banking industry to present these non-GAAP financial measures, and accordingly believes that providing these measures may be useful for peer comparison purposes. These disclosures should not be viewed as substitutes for the results determined to be in accordance with GAAP; nor are they necessarily comparable to non-GAAP financial measures that may be presented by other companies. See our reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures in the "Reconciliation of Non-GAAP Financial Measures" tables.

Forward-Looking Statements

Readers should note that in addition to the historical information contained herein, this press release contains, and future oral and written statements of the Company and its management may contain, "forward-looking statements" within the meanings of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe," "continue," or “should,” or similar terminology. Any forward-looking statements presented herein are made only as of the date of this press release, and the Company does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

HBT Financial, Inc.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to: (i) the strength of the local, state, national and international economies (including effects of inflationary pressures and supply chain constraints); (ii) the economic impact of any future terrorist threats and attacks, widespread disease or pandemics (including the COVID-19 pandemic in the United States), acts of war or other threats thereof (including the Russian invasion of Ukraine), or other adverse external events that could cause economic deterioration or instability in credit markets, and the response of the local, state and national governments to any such adverse external events; (iii) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies, the FASB or the PCAOB (including the Company’s adoption of CECL methodology); (iv) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business and any changes in response to the recent failures of other banks; (v) changes in interest rates and prepayment rates of the Company’s assets (including the impact of LIBOR phase-out); (vi) increased competition in the financial services sector, including from non-bank competitors such as credit unions and “fintech” companies, and the inability to attract new customers; (vii) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (viii) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of acquisitions and the possibility that transaction costs may be greater than anticipated; (ix) the loss of key executives or employees; (x) changes in consumer spending; (xi) unexpected outcomes of existing or new litigation involving the Company; (xii) the economic impact of exceptional weather occurrences such as tornadoes, floods and blizzards; (xiii) fluctuations in the value of securities held in our securities portfolio; (xiv) concentrations within our loan portfolio, large loans to certain borrowers, and large deposits from certain clients; (xv) the concentration of large deposits from certain clients who have balances above current FDIC insurance limits and may withdraw deposits to diversify their exposure; (xvi) the level of non-performing assets on our balance sheets; (xvii) interruptions involving our information technology and communications systems or third-party servicers; (xviii) breaches or failures of our information security controls or cybersecurity-related incidents, and (xix) the ability of the Company to manage the risks associated with the foregoing as well as anticipated. Readers should note that the forward-looking statements included in this press release are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission.

CONTACT:

Peter Chapman

HBTIR@hbtbank.com

(888) 897-2276

HBT Financial, Inc.

HBT Financial, Inc.

Unaudited Consolidated Financial Summary

	As of or for the Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2023	2023	2022	2023	2022

	(dollars in thousands, except per share data)
Interest and dividend income	$56,768	$51,779	$35,757	$108,547	$69,092
Interest expense	7,896	4,942	1,384	12,838	2,791
Net interest income	48,872	46,837	34,373	95,709	66,301
Provision for credit losses	(230)	6,210	145	5,980	(439)
Net interest income after provision for credit losses	49,102	40,627	34,228	89,729	66,740
Noninterest income	9,914	7,437	8,551	17,351	18,594
Noninterest expense	33,973	35,933	23,842	69,906	47,999
Income before income tax expense	25,043	12,131	18,937	37,174	37,335
Income tax expense	6,570	2,923	4,852	9,493	9,646
Net income	$18,473	$9,208	$14,085	$27,681	$27,689

Earnings per share - Basic	$0.58	$0.30	$0.49	$0.88	$0.96
Earnings per share - Diluted	0.58	0.30	0.49	0.88	0.95

Adjusted net income (1)	$18,772	$19,859	$13,836	$38,631	$26,063
Adjusted earnings per share - Basic (1)	0.59	0.64	0.48	1.23	0.90
Adjusted earnings per share - Diluted (1)	0.58	0.64	0.48	1.22	0.90

Book value per share	$14.15	$14.02	$12.97
Tangible book value per share (1)	11.58	11.45	11.90

Shares of common stock outstanding	31,865,868	32,095,370	28,831,197
Weighted average shares of common stock outstanding	31,980,133	30,977,204	28,891,202	31,481,439	28,938,634

SUMMARY RATIOS
Net interest margin *	4.16%	4.20%	3.34%	4.18%	3.21%
Net interest margin (tax equivalent basis) * (1)(2)	4.22	4.26	3.39	4.24	3.26

Efficiency ratio	56.57%	65.27%	54.97%	60.74%	55.96%
Efficiency ratio (tax equivalent basis) (1)(2)	55.89	64.43	54.22	59.99	55.23

Loan to deposit ratio	77.91%	74.13%	66.23%

Return on average assets *	1.49%	0.78%	1.32%	1.15%	1.29%
Return on average stockholders' equity *	16.30	8.84	14.92	12.73	14.23
Return on average tangible common equity * (1)	19.91	10.45	16.25	15.31	15.45

Adjusted return on average assets * (1)	1.51%	1.69%	1.29%	1.60%	1.22%
Adjusted return on average stockholders' equity * (1)	16.57	19.08	14.66	17.77	13.40
Adjusted return on average tangible common equity * (1)	20.23	22.55	15.96	21.36	14.55

CAPITAL
Total capital to risk-weighted assets	15.03%	15.11%	16.76%
Tier 1 capital to risk-weighted assets	13.12	13.16	14.59
Common equity tier 1 capital ratio	11.78	11.79	13.36
Tier 1 leverage ratio	10.07	10.29	10.05
Total stockholders' equity to total assets	9.06	8.98	8.85
Tangible common equity to tangible assets (1)	7.54	7.45	8.18

ASSET QUALITY
Net charge-offs (recoveries) to average loans, before allowance for credit losses	(0.01)%	(0.02)%	(0.01)%	(0.01)%	(0.10)%
Allowance for credit losses to loans, before allowance for credit losses	1.17	1.21	1.01
Nonperforming loans to loans, before allowance for credit losses	0.23	0.20	0.14
Nonperforming assets to total assets	0.21	0.20	0.15

*       Annualized measure.

(1)	See "Reconciliation of Non-GAAP Financial Measures" below for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.
(2)	On a tax-equivalent basis assuming a federal income tax rate of 21% and a state tax rate of 9.5%.

HBT Financial, Inc.

HBT Financial, Inc.

Unaudited Consolidated Financial Summary

Consolidated Statements of Income

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2023	2023	2022	2023	2022

INTEREST AND DIVIDEND INCOME	(dollars in thousands, except per share data)
Loans, including fees:
Taxable	$47,149	$42,159	$27,843	$89,308	$54,649
Federally tax exempt	1,040	952	679	1,992	1,341
Securities:
Taxable	6,518	6,616	5,663	13,134	10,312
Federally tax exempt	1,162	1,197	1,138	2,359	2,178
Interest-bearing deposits in bank	781	739	420	1,520	579
Other interest and dividend income	118	116	14	234	33
Total interest and dividend income	56,768	51,779	35,757	108,547	69,092

INTEREST EXPENSE
Deposits	4,323	2,374	506	6,697	1,075
Securities sold under agreements to repurchase	34	38	8	72	17
Borrowings	2,189	1,297	1	3,486	2
Subordinated notes	469	470	469	939	939
Junior subordinated debentures issued to capital trusts	881	763	400	1,644	758
Total interest expense	7,896	4,942	1,384	12,838	2,791
Net interest income	48,872	46,837	34,373	95,709	66,301
PROVISION FOR CREDIT LOSSES	(230)	6,210	145	5,980	(439)
Net interest income after provision for credit losses	49,102	40,627	34,228	89,729	66,740

NONINTEREST INCOME
Card income	2,905	2,658	2,714	5,563	5,118
Wealth management fees	2,279	2,338	2,322	4,617	4,611
Service charges on deposit accounts	1,919	1,871	1,792	3,790	3,444
Mortgage servicing	1,254	1,099	661	2,353	1,319
Mortgage servicing rights fair value adjustment	141	(624)	366	(483)	2,095
Gains on sale of mortgage loans	373	276	326	649	913
Realized gains (losses) on sales of securities	—	(1,007)	—	(1,007)	—
Unrealized gains (losses) on equity securities	7	(22)	(153)	(15)	(340)
Gains (losses) on foreclosed assets	(97)	(10)	(7)	(107)	33
Gains (losses) on other assets	109	—	(43)	109	150
Income on bank owned life insurance	147	115	41	262	81
Other noninterest income	877	743	532	1,620	1,170
Total noninterest income	9,914	7,437	8,551	17,351	18,594

NONINTEREST EXPENSE
Salaries	16,660	19,411	12,936	36,071	25,737
Employee benefits	2,707	2,335	1,984	5,042	4,428
Occupancy of bank premises	2,785	2,102	1,741	4,887	3,801
Furniture and equipment	809	659	623	1,468	1,175
Data processing	2,883	4,323	1,990	7,206	3,643
Marketing and customer relations	1,359	836	1,205	2,195	2,056
Amortization of intangible assets	720	510	245	1,230	490
FDIC insurance	630	563	298	1,193	586
Loan collection and servicing	348	278	278	626	435
Foreclosed assets	97	61	31	158	163
Other noninterest expense	4,975	4,855	2,511	9,830	5,485
Total noninterest expense	33,973	35,933	23,842	69,906	47,999
INCOME BEFORE INCOME TAX EXPENSE	25,043	12,131	18,937	37,174	37,335
INCOME TAX EXPENSE	6,570	2,923	4,852	9,493	9,646
NET INCOME	$18,473	$9,208	$14,085	$27,681	$27,689

EARNINGS PER SHARE - BASIC	$0.58	$0.30	$0.49	$0.88	$0.96
EARNINGS PER SHARE - DILUTED	$0.58	$0.30	$0.49	$0.88	$0.95
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING	31,980,133	30,977,204	28,891,202	31,481,439	28,938,634

HBT Financial, Inc.

HBT Financial, Inc.

Unaudited Consolidated Financial Summary

Consolidated Balance Sheets

	June 30,	March 31,	June 30,
	2023	2023	2022

	(dollars in thousands)
ASSETS
Cash and due from banks	$28,044	$35,244	$25,478
Interest-bearing deposits with banks	81,764	141,868	134,553
Cash and cash equivalents	109,808	177,112	160,031

Interest-bearing time deposits with banks	—	249	—
Debt securities available-for-sale, at fair value	822,788	854,622	924,706
Debt securities held-to-maturity	533,231	536,429	548,236
Equity securities with readily determinable fair value	3,152	3,145	3,103
Equity securities with no readily determinable fair value	2,275	1,980	1,952
Restricted stock, at cost	11,345	4,991	2,813
Loans held for sale	8,829	5,130	5,312

Loans, before allowance for credit losses	3,244,655	3,195,540	2,451,826
Allowance for credit losses	(37,814)	(38,776)	(24,734)
Loans, net of allowance for credit losses	3,206,841	3,156,764	2,427,092

Bank owned life insurance	23,594	23,447	7,474
Bank premises and equipment, net	65,029	65,119	51,433
Bank premises held for sale	35	235	319
Foreclosed assets	3,080	3,356	2,891
Goodwill	59,876	59,876	29,322
Intangible assets, net	22,122	22,842	1,453
Mortgage servicing rights, at fair value	20,133	19,992	10,089
Investments in unconsolidated subsidiaries	1,614	1,614	1,165
Accrued interest receivable	19,900	20,301	14,263
Other assets	62,158	56,617	32,324
Total assets	$4,975,810	$5,013,821	$4,223,978

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Deposits:
Noninterest-bearing	$1,125,823	$1,218,888	$1,028,790
Interest-bearing	3,038,700	3,091,633	2,673,196
Total deposits	4,164,523	4,310,521	3,701,986

Securities sold under agreements to repurchase	38,729	34,919	51,091
Federal Home Loan Bank advances	177,572	75,183	—
Subordinated notes	39,435	39,415	39,356
Junior subordinated debentures issued to capital trusts	52,760	52,746	37,747
Other liabilities	51,939	50,939	19,989
Total liabilities	4,524,958	4,563,723	3,850,169

Stockholders' Equity
Common stock	327	327	293
Surplus	294,875	294,441	222,087
Retained earnings	241,777	228,782	212,506
Accumulated other comprehensive income (loss)	(70,662)	(62,175)	(52,820)
Treasury stock at cost	(15,465)	(11,277)	(8,257)
Total stockholders’ equity	450,852	450,098	373,809
Total liabilities and stockholders’ equity	$4,975,810	$5,013,821	$4,223,978

SHARE INFORMATION
Shares of common stock outstanding	31,865,868	32,095,370	28,831,197

HBT Financial, Inc.

HBT Financial, Inc.

Unaudited Consolidated Financial Summary

	June 30,	March 31,	June 30,
	2023	2023	2022

	(dollars in thousands)
LOANS
Commercial and industrial	$385,768	$333,013	$249,839
Commercial real estate - owner occupied	303,522	317,103	228,997
Commercial real estate - non-owner occupied	882,598	854,024	656,093
Construction and land development	335,262	389,142	332,041
Multi-family	375,536	362,672	269,452
One-to-four family residential	482,442	482,732	325,047
Agricultural and farmland	259,858	243,357	230,370
Municipal, consumer, and other	219,669	213,497	159,987
Loans, before allowance for credit losses	$3,244,655	$3,195,540	$2,451,826

PPP LOANS (included above)
Commercial and industrial	$22	$25	$2,823
Agricultural and farmland	—	—	9
Total PPP Loans	$22	$25	$2,832

	June 30,	March 31,	June 30,
	2023	2023	2022

	(dollars in thousands)
DEPOSITS
Noninterest-bearing	$1,125,823	$1,218,888	$1,028,790
Interest-bearing demand	1,181,187	1,270,454	1,162,292
Money market	730,652	662,088	581,058
Savings	657,506	738,719	654,953
Time	469,355	420,372	274,893
Total deposits	$4,164,523	$4,310,521	$3,701,986

HBT Financial, Inc.

HBT Financial, Inc.

Unaudited Consolidated Financial Summary

	Three Months Ended
	June 30, 2023			March 31, 2023			June 30, 2022
	Average			Average			Average
	Balance	Interest	Yield/Cost *	Balance	Interest	Yield/Cost *	Balance	Interest	Yield/Cost *

	(dollars in thousands)
ASSETS
Loans	$3,238,774	$48,189	5.97%	$3,012,320	$43,111	5.80%	$2,467,851	$28,522	4.64%
Securities	1,384,180	7,680	2.23	1,411,613	7,813	2.24	1,422,096	6,801	1.92
Deposits with banks	84,366	781	3.71	92,363	739	3.24	240,692	420	0.70
Other	8,577	118	5.52	7,425	116	6.33	2,809	14	2.07
Total interest-earning assets	4,715,897	$56,768	4.83%	4,523,721	$51,779	4.64%	4,133,448	$35,757	3.47%
Allowance for credit losses	(39,484)			(33,301)			(24,579)
Noninterest-earning assets	299,622			274,870			177,433
Total assets	$4,976,035			$4,765,290			$4,286,302

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Interest-bearing deposits:
Interest-bearing demand	$1,224,285	$683	0.22%	$1,230,644	$458	0.15%	$1,159,077	$144	0.05%
Money market	675,530	1,516	0.90	634,608	935	0.60	582,016	110	0.08
Savings	687,014	189	0.11	709,862	178	0.10	661,661	52	0.03
Time	447,146	1,935	1.74	356,779	803	0.91	284,880	200	0.28
Total interest-bearing deposits	3,033,975	4,323	0.57	2,931,893	2,374	0.33	2,687,634	506	0.08
Securities sold under agreements to repurchase	34,170	34	0.40	39,619	38	0.38	51,057	8	0.07
Borrowings	173,040	2,189	5.07	113,896	1,297	4.62	440	1	1.34
Subordinated notes	39,424	469	4.78	39,403	470	4.83	39,346	469	4.79
Junior subordinated debentures issued to capital trusts	52,752	881	6.70	47,586	763	6.50	37,738	400	4.26
Total interest-bearing liabilities	3,333,361	$7,896	0.95%	3,172,397	$4,942	0.63%	2,816,215	$1,384	0.20%
Noninterest-bearing deposits	1,145,089			1,121,365			1,072,883
Noninterest-bearing liabilities	43,080			49,316			18,673
Total liabilities	4,521,530			4,343,078			3,907,771
Stockholders' Equity	454,505			422,212			378,531
Total liabilities and stockholders’ equity	$4,976,035			$4,765,290			$4,286,302

Net interest income/Net interest margin (1)		$48,872	4.16%		$46,837	4.20%		$34,373	3.34%
Tax-equivalent adjustment (2)		715	0.06		702	0.06		598	0.05
Net interest income (tax-equivalent basis)/ Net interest margin (tax-equivalent basis) (2) (3)		$49,587	4.22%		$47,539	4.26%		$34,971	3.39%
Net interest rate spread (4)			3.88%			4.01%			3.27%
Net interest-earning assets (5)	$1,382,536			$1,351,324			$1,317,233
Ratio of interest-earning assets to interest-bearing liabilities	1.41			1.43			1.47
Cost of total deposits			0.41%			0.24%			0.05%
Cost of funds			0.71			0.47			0.14

*       Annualized measure.

(1)	Net interest margin represents net interest income divided by average total interest-earning assets.
(2)	On a tax-equivalent basis assuming a federal income tax rate of 21% and a state income tax rate of 9.5%.
(3)	See "Reconciliation of Non-GAAP Financial Measures" below for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.
(4)	Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(5)	Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.

HBT Financial, Inc.

HBT Financial, Inc.

Unaudited Consolidated Financial Summary

	Six Months Ended
	June 30, 2023			June 30, 2022
	Average			Average
	Balance	Interest	Yield/Cost *	Balance	Interest	Yield/Cost *

	(dollars in thousands)
ASSETS
Loans	$3,126,173	$91,300	5.89%	$2,487,320	$55,990	4.54%
Securities	1,397,821	15,493	2.24	1,372,284	12,490	1.84
Deposits with banks	88,343	1,520	3.47	305,053	579	0.38
Other	8,004	234	5.89	2,775	33	2.43
Total interest-earning assets	4,620,341	$108,547	4.74%	4,167,432	$69,092	3.34%
Allowance for credit losses	(36,410)			(24,340)
Noninterest-earning assets	287,314			171,624
Total assets	$4,871,245			$4,314,716

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Interest-bearing deposits:
Interest-bearing demand	$1,227,447	$1,141	0.19%	$1,151,495	$286	0.05%
Money market	655,182	2,451	0.75	590,098	231	0.08
Savings	698,375	367	0.11	655,645	102	0.03
Time	402,212	2,738	1.37	297,706	456	0.31
Total interest-bearing deposits	2,983,216	6,697	0.45	2,694,944	1,075	0.08
Securities sold under agreements to repurchase	36,879	72	0.39	52,050	17	0.07
Borrowings	143,632	3,486	4.89	470	2	1.01
Subordinated notes	39,414	939	4.81	39,335	939	4.82
Junior subordinated debentures issued to capital trusts	50,183	1,644	6.61	37,730	758	4.05
Total interest-bearing liabilities	3,253,324	$12,838	0.80%	2,824,529	$2,791	0.20%
Noninterest-bearing deposits	1,133,292			1,075,387
Noninterest-bearing liabilities	46,181			22,466
Total liabilities	4,432,797			3,922,382
Stockholders' Equity	438,448			392,334
Total liabilities and stockholders’ equity	$4,871,245			4,314,716

Net interest income/Net interest margin (1)		$95,709	4.18%		$66,301	3.21%
Tax-equivalent adjustment (2)		1,417	0.06		1,127	0.05
Net interest income (tax-equivalent basis)/ Net interest margin (tax-equivalent basis) (2) (3)		$97,126	4.24%		$67,428	3.26%
Net interest rate spread (4)			3.94%			3.14%
Net interest-earning assets (5)	$1,367,017			$1,342,903
Ratio of interest-earning assets to interest-bearing liabilities	1.42			1.48
Cost of total deposits			0.33%			0.06%
Cost of funds			0.59			0.14

*       Annualized measure.

(1)	Net interest margin represents net interest income divided by average total interest-earning assets.
(2)	On a tax-equivalent basis assuming a federal income tax rate of 21% and a state income tax rate of 9.5%.
(3)	See "Reconciliation of Non-GAAP Financial Measures" below for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.
(4)	Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(5)	Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.

HBT Financial, Inc.

HBT Financial, Inc.

Unaudited Consolidated Financial Summary

	June 30,	March 31,	June 30,
	2023	2023	2022

	(dollars in thousands)
NONPERFORMING ASSETS
Nonaccrual	$7,534	$6,508	$3,248
Past due 90 days or more, still accruing (1)	1	10	182
Total nonperforming loans	7,535	6,518	3,430
Foreclosed assets	3,080	3,356	2,891
Total nonperforming assets	$10,615	$9,874	$6,321

Allowance for credit losses	$37,814	$38,776	$24,734
Loans, before allowance for credit losses	3,244,655	3,195,540	2,451,826

CREDIT QUALITY RATIOS
Allowance for credit losses to loans, before allowance for credit losses	1.17%	1.21%	1.01%
Allowance for credit losses to nonaccrual loans	501.91	595.82	761.51
Allowance for credit losses to nonperforming loans	501.84	594.91	721.11
Nonaccrual loans to loans, before allowance for credit losses	0.23	0.20	0.13
Nonperforming loans to loans, before allowance for credit losses	0.23	0.20	0.14
Nonperforming assets to total assets	0.21	0.20	0.15
Nonperforming assets to loans, before allowance for credit losses, and foreclosed assets	0.33	0.31	0.26

(1)	Prior to 2023, excludes loans acquired with deteriorated credit quality that are past due 90 or more days and accruing. Such loans totaled $23 thousand as of June 30, 2022.

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2023	2023	2022	2023	2022

ALLOWANCE FOR CREDIT LOSSES ON LOANS	(dollars in thousands)
Beginning balance	$38,776	$25,333	$24,508	$25,333	$23,936
Adoption of ASC 326	—	6,983	—	6,983	—
PCD allowance established in acquisition	—	1,247	—	1,247	—
Provision for credit losses	(1,080)	5,101	145	4,021	(439)
Charge-offs	(179)	(142)	(159)	(321)	(293)
Recoveries	297	254	240	551	1,530
Ending balance	$37,814	$38,776	$24,734	$37,814	$24,734

Net charge-offs (recoveries)	$(118)	$(112)	$(81)	$(230)	$(1,237)
Average loans, before allowance for credit losses	3,238,774	3,012,320	2,467,851	3,126,173	2,487,320

Net charge-offs (recoveries) to average loans, before allowance for credit losses *	(0.01)%	(0.02)%	(0.01)%	(0.01)%	(0.10)%

*       Annualized measure.

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2023	2023	2022	2023	2022

PROVISION FOR CREDIT LOSSES	(dollars in thousands)
Loans (1)	$(1,080)	$5,101	$145	$4,021	$(439)
Unfunded lending-related commitments (1)	650	509	—	1,159	—
Debt securities	200	600	—	800	—
Total provision for credit losses	$(230)	$6,210	$145	$5,980	$(439)

(1)	Includes recognition of an allowance for credit losses on non-PCD loans of $5.2 million and an allowance for credit losses on unfunded commitments of $0.7 million in connection with the Town and Country merger during the first quarter of 2023.

HBT Financial, Inc.

Reconciliation of Non-GAAP Financial Measures –

Adjusted Net Income and Adjusted Return on Average Assets

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2023	2023	2022	2023	2022

	(dollars in thousands)
Net income	$18,473	$9,208	$14,085	$27,681	$27,689
Adjustments:
Acquisition expenses (1)	(627)	(13,064)	—	(13,691)	—
Gains (losses) on sales of closed branch premises	75	—	(18)	75	179
Realized gains (losses) on sales of securities	—	(1,007)	—	(1,007)	—
Mortgage servicing rights fair value adjustment	141	(624)	366	(483)	2,095
Total adjustments	(411)	(14,695)	348	(15,106)	2,274
Tax effect of adjustments	112	4,044	(99)	4,156	(648)
Less adjustments, after tax effect	(299)	(10,651)	249	(10,950)	1,626
Adjusted net income	$18,772	$19,859	$13,836	$38,631	$26,063

Average assets	$4,976,035	$4,765,290	$4,286,302	$4,871,245	$4,314,716

Return on average assets *	1.49%	0.78%	1.32%	1.15%	1.29%
Adjusted return on average assets *	1.51	1.69	1.29	1.60	1.22

*       Annualized measure.

(1)	Includes recognition of an allowance for credit losses on non-PCD loans of $5.2 million and an allowance for credit losses on unfunded commitments of $0.7 million in connection with the Town and Country merger during the first quarter of 2023.

Reconciliation of Non-GAAP Financial Measures –

Adjusted Earnings Per Share

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2023	2023	2022	2023	2022

	(dollars in thousands, except per share data)
Numerator:
Net income	$18,473	$9,208	$14,085	$27,681	$27,689
Earnings allocated to participating securities (1)	(11)	(5)	(17)	(16)	(34)
Numerator for earnings per share - basic and diluted	$18,462	$9,203	$14,068	$27,665	$27,655

Adjusted net income	$18,772	$19,859	$13,836	$38,631	$26,063
Earnings allocated to participating securities (1)	(10)	(13)	(17)	(23)	(32)
Numerator for adjusted earnings per share - basic and diluted	$18,762	$19,846	$13,819	$38,608	$26,031

Denominator:
Weighted average common shares outstanding	31,980,133	30,977,204	28,891,202	31,481,439	28,938,634
Dilutive effect of outstanding restricted stock units	99,850	69,947	53,674	84,981	48,688
Weighted average common shares outstanding, including all dilutive potential shares	32,079,983	31,047,151	28,944,876	31,566,420	28,987,322

Earnings per share - Basic	$0.58	$0.30	$0.49	$0.88	$0.96
Earnings per share - Diluted	$0.58	$0.30	$0.49	$0.88	$0.95

Adjusted earnings per share - Basic	$0.59	$0.64	$0.48	$1.23	$0.90
Adjusted earnings per share - Diluted	$0.58	$0.64	$0.48	$1.22	$0.90

(1)	The Company has granted certain restricted stock units that contain non-forfeitable rights to dividend equivalents. Such restricted stock units are considered participating securities. As such, we have included these restricted stock units in the calculation of basic earnings per share and calculate basic earnings per share using the two-class method. The two-class method of computing earnings per share is an earnings allocation formula that determines earnings per share for each class of common stock and participating security according to dividends declared (or accumulated) and participation rights in undistributed earnings.

HBT Financial, Inc.

Reconciliation of Non-GAAP Financial Measures –

Net Interest Income and Net Interest Margin (Tax Equivalent Basis)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2023	2023	2022	2023	2022

	(dollars in thousands)
Net interest income (tax equivalent basis)
Net interest income	$48,872	$46,837	$34,373	$95,709	$66,301
Tax-equivalent adjustment (1)	715	702	598	1,417	1,127
Net interest income (tax equivalent basis) (1)	$49,587	$47,539	$34,971	$97,126	$67,428

Net interest margin (tax equivalent basis)
Net interest margin *	4.16%	4.20%	3.34%	4.18%	3.21%
Tax-equivalent adjustment * (1)	0.06	0.06	0.05	0.06	0.05
Net interest margin (tax equivalent basis) * (1)	4.22%	4.26%	3.39%	4.24%	3.26%

Average interest-earning assets	$4,715,897	$4,523,721	$4,133,448	$4,620,341	$4,167,432

*       Annualized measure.

(1)	On a tax-equivalent basis assuming a federal income tax rate of 21% and a state tax rate of 9.5%.

Reconciliation of Non-GAAP Financial Measures –

Efficiency Ratio (Tax Equivalent Basis)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2023	2023	2022	2023	2022

	(dollars in thousands)
Efficiency ratio (tax equivalent basis)
Total noninterest expense	$33,973	$35,933	$23,842	$69,906	$47,999
Less: amortization of intangible assets	720	510	245	1,230	490
Adjusted noninterest expense	$33,253	$35,423	$23,597	$68,676	$47,509

Net interest income	$48,872	$46,837	$34,373	$95,709	$66,301
Total noninterest income	9,914	7,437	8,551	17,351	18,594
Operating revenue	58,786	54,274	42,924	113,060	84,895
Tax-equivalent adjustment (1)	715	702	598	1,417	1,127
Operating revenue (tax equivalent basis) (1)	$59,501	$54,976	$43,522	$114,477	$86,022

Efficiency ratio	56.57%	65.27%	54.97%	60.74%	55.96%
Efficiency ratio (tax equivalent basis) (1)	55.89	64.43	54.22	59.99	55.23

(1)	On a tax-equivalent basis assuming a federal income tax rate of 21% and a state tax rate of 9.5%.

HBT Financial, Inc.

Reconciliation of Non-GAAP Financial Measures –

Tangible Common Equity to Tangible Assets and Tangible Book Value Per Share

	June 30,	March 31,	June 30,
	2023	2023	2022

	(dollars in thousands, except per share data)
Tangible common equity
Total stockholders' equity	$450,852	$450,098	$373,809
Less: Goodwill	59,876	59,876	29,322
Less: Intangible assets, net	22,122	22,842	1,453
Tangible common equity	$368,854	$367,380	$343,034

Tangible assets
Total assets	$4,975,810	$5,013,821	$4,223,978
Less: Goodwill	59,876	59,876	29,322
Less: Intangible assets, net	22,122	22,842	1,453
Tangible assets	$4,893,812	$4,931,103	$4,193,203

Total stockholders' equity to total assets	9.06%	8.98%	8.85%
Tangible common equity to tangible assets	7.54	7.45	8.18

Shares of common stock outstanding	31,865,868	32,095,370	28,831,197

Book value per share	$14.15	$14.02	$12.97
Tangible book value per share	11.58	11.45	11.90

Reconciliation of Non-GAAP Financial Measures –

Return on Average Tangible Common Equity,

Adjusted Return on Average Stockholders' Equity and Adjusted Return on Tangible Common Equity

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2023	2023	2022	2023	2022

	(dollars in thousands)
Average tangible common equity
Total stockholders' equity	$454,505	$422,212	$378,531	$438,448	$392,334
Less: Goodwill	59,876	49,352	29,322	54,643	29,322
Less: Intangible assets, net	22,520	15,635	1,597	19,097	1,720
Average tangible common equity	$372,109	$357,225	$347,612	$364,708	$361,292

Net income	$18,473	$9,208	$14,085	$27,681	$27,689
Adjusted net income	18,772	19,859	13,836	38,631	26,063

Return on average stockholders' equity *	16.30%	8.84%	14.92%	12.73%	14.23%
Return on average tangible common equity *	19.91	10.45	16.25	15.31	15.45

Adjusted return on average stockholders' equity *	16.57%	19.08%	14.66%	17.77%	13.40%
Adjusted return on average tangible common equity *	20.23	22.55	15.96	21.36	14.55

*       Annualized measure.